KINETICS MUTUAL FUNDS, INC.

The Water Infrastructure Fund

No Load Class

Supplement dated September 30, 2010,
to the Prospectus dated April 30, 2010, as supplemented July 16, 2010

Effective immediately, the second paragraph of the section titled “Principal Investment Strategies” on page 36 of the Prospectus is deleted and replaced with the following:

Under normal circumstances, the Water Infrastructure Portfolio will invest no more than 100% of its net assets in fixed income securities.  There are no limitations as to the maturities or credit ratings of the fixed income securities in which the Water Infrastructure Portfolio may invest; provided, however, that the Water Infrastructure Portfolio will invest no more than 80% of its total assets in convertible and non-convertible debt securities rated below investment grade, also known as junk bonds, or unrated securities which the Investment Adviser has determined to be of comparable quality.

PLEASE RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS FOR FUTURE REFERENCE

KINETICS MUTUAL FUNDS, INC.

The Water Infrastructure Fund

Advisor Classes

Supplement dated September 30, 2010,
to the Prospectus dated April 30, 2010, as supplemented July 16, 2010

Effective immediately, the second paragraph of the section titled “Principal Investment Strategies” on pages 40 and 41 of the Prospectus is deleted and replaced with the following:

Under normal circumstances, the Water Infrastructure Portfolio will invest no more than 100% of its net assets in fixed income securities.  There are no limitations as to the maturities or credit ratings of the fixed income securities in which the Water Infrastructure Portfolio may invest; provided, however, that the Water Infrastructure Portfolio will invest no more than 80% of its total assets in convertible and non-convertible debt securities rated below investment grade, also known as junk bonds, or unrated securities which the Investment Adviser has determined to be of comparable quality.

PLEASE RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS FOR FUTURE REFERENCE

KINETICS MUTUAL FUNDS, INC.

The Water Infrastructure Fund

Institutional Class

Supplement dated September 30, 2010,
to the Prospectus dated April 30, 2010, as supplemented July 16, 2010

Effective immediately, the second paragraph of the section titled “Principal Investment Strategies” on page 37 of the Prospectus is deleted and replaced with the following:

Under normal circumstances, the Water Infrastructure Portfolio will invest no more than 100% of its net assets in fixed income securities.  There are no limitations as to the maturities or credit ratings of the fixed income securities in which the Water Infrastructure Portfolio may invest; provided, however, that the Water Infrastructure Portfolio will invest no more than 80% of its total assets in convertible and non-convertible debt securities rated below investment grade, also known as junk bonds, or unrated securities which the Investment Adviser has determined to be of comparable quality.

PLEASE RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS FOR FUTURE REFERENCE

KINETICS MUTUAL FUNDS, INC.

The Water Infrastructure Fund

No Load, Institutional, and Advisor Classes

Supplement dated September 30, 2010,
to the Statement of Additional Information (“SAI”) dated April 30, 2010, as supplemented July 16, 2010

Effective immediately, the first paragraph of the section titled “Investment Policies and Associated Risks – Debt Securities” on page 9 of the SAI is deleted and replaced with the following:

Debt Securities

The Tactical Paradigm Fund and the Portfolios (other than the Kinetics Government Money Market Portfolio) may invest in (and the Multi-Disciplinary Portfolio may invest all of its assets in) convertible and non-convertible debt obligations without regard to rating, and as a result, the Portfolios may purchase or hold securities in the lowest rating categories.  Debt securities in these lowest investment grade categories are considered to be below investment grade securities that may not have adequate capacity to pay principal or that otherwise generally lack the characteristics of desirable investments.  As compared to debt securities with higher ratings, these “high risk” securities are vulnerable to nonpayment and depend to a larger degree upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.  With the exception of the Multi-Disciplinary Portfolio, at no time will the Portfolios have more than 20% of their respective total assets (except for the Water Infrastructure Portfolio, for which the limitation is 80% of its total assets) invested in any debt securities that are rated below investment grade or if the security is unrated, of comparable quality as determined by the Portfolio’s Adviser, either at the time of purchase or as a result of a reduction in rating after purchase.  Please see “Appendix A” to this SAI for a description of debt security ratings.

The fixed-income securities in which the Tactical Paradigm Fund and the Portfolios may invest are generally subject to interest rate risk, credit risk, market risk and call risk.

Interest Rate Risk. The risk that when interest rates increase, fixed-income securities held by a Portfolio will decline in value.  Long-term fixed-income securities will normally have more price volatility because of this risk than short-term fixed-income securities.

Credit Risk. This risk relates to the ability of the issuer to meet interest and principal payments, as they become due.  The ratings given a security by rating services such as Moody’s Investors Service, Inc. (“Moody’s”) and Standard & Poor’s Rating Service (“S&P”) provide a generally useful guide as to such credit risk.  The lower the rating given a security by such rating service, the greater the credit risk such rating service perceives to exist with respect to such security.  Increasing the amount of Portfolio assets invested in unrated or lower-grade securities, while intended to increase the yield produced by those assets, will also increase the credit risk to which those assets are subject.

Market Risk.  All mutual funds are affected by changes in the economy and swings in investment markets.  These can occur within or outside the U.S. or worldwide, and may affect only particular companies or industries.

Call Risk.   The risk that an issuer will exercise its right to pay principal on an obligation held by a Portfolio (such as an asset-backed security) earlier than expected.  This may happen when there is a decline in interest rates.  Under these circumstances, a Portfolio may be unable to recoup all of its initial investment and will also suffer from having to reinvest in lower yielding securities.